AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

May 1, 2022

SUMMARY PROSPECTUS FOR NEW INVESTORS

This Summary Prospectus summarizes key features of the AFPR1ME GROWTH® Variable Annuity.

Before you invest, you should also review the prospectus for the AFPR1ME GROWTH® Variable Annuity, which contains more information about the AFPR1ME GROWTH® Variable Annuity’s features, benefits, and risks. You can find this document and other information about the AFPR1ME GROWTH® Variable Annuity online at https://americanfidelity.com/support/annuities/p-3. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

You may cancel your AFPR1ME GROWTH® Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Vanguard® VIF Total Stock Market Index Portfolio, the Portfolio Company available under your contract, may no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant electronically by contacting us, as set forth above. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above.

i

GLOSSARY OF TERMS

Some of the terms used in this summary prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of a participant’s account during the accumulation phase.

Accumulation phase: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase or period.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period during which we make annuity payments.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account: The account maintained for each participant reflecting the accumulation units credited.

Policy: The AFPR1ME GROWTH® Variable Annuity.

Portfolio Company: The Vanguard® Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.

ii

iii

Important Information You Should Consider About the Policy

	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals.	You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals.			Surrenders and Withdrawals

Transaction Charges.

You may be charged a fee for other transactions such as purchase payments. There is a one-time Certificate Fee of $15.00 that will be deducted from your first purchase payment. There is a per payment charge of $0.50. The following describes the Participant Transaction Expenses (as a percentage of purchase payments):

•  Sales Charge – 3.00%*

•  Administrative Expense – 0.25%

•  Minimum Death Benefit Expense – 0.75%**

•  Deferred Sales Load – None

•  Surrender Fees – None

*   Waived for purchase payments of $2,000 or more.

**   Not applicable after age 65.

				Fee Table, Charges

Ongoing Fees and Expenses (annual charges).

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.

				Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of account value - only one Contract Class available)	0.96025%	0.96025%
	Investment Options (Portfolio Company fees and expenses as a percentage of net asset valueonly one investment option available)	0.13%	0.13%
	To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges.

The estimate assumes that you do not take withdrawals from the policy.

Lowest Annual Cost: $1,350	Highest Annual Cost: $1,350
Assumes: • Investment of $100,000 • 5% annual appreciation • Minimum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Maximum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals

	RISKS	Cross-Reference(s) to Location in Prospectus

Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.

An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the policy (e.g., Portfolio Companies), if more than one investment option is made available in the future. Each investment option(s) (including any fixed account investment option) will have its own risks, and you should review the investment option(s) before making an investment decision.

Principal Risks of Investing in the Policy

Insurance Company Risks.

An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available upon requests by sending an email request to va.help@americanfidelity.com.

Principal Risks of Investing in the Policy

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus

Investments.	Money invested in the policy is invested exclusively in the Vanguard® VIF Total Stock Market Index Portfolio. We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies as investment options.	General Description of the Registrant, Depositor and Portfolio Company; -Substitution

Optional Benefits.	N/A	None

	TAXES	Cross-Reference(s) to Location in Prospectus

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus

Investment Professional Compensation.	The policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer and who are compensated for selling the policy to investors with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter

Exchanges.

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.

-Underwriter

Overview of the Policy

In this summary, we discuss some of the important features of the group variable annuity contract. You should read the entire prospectus for more detailed information about your account and Separate Account A.

The AFPR1ME GROWTH® Variable Annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) American Fidelity Assurance Company, which is the insurance company. Money invested in the AFPR1ME GROWTH® Variable Annuity is invested in the Vanguard® VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the contract value at the time of your death.

Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A qualified plan already provides tax- deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral feature.

The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio.

The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Vanguard® VIF Total Stock Market Index Portfolio. Additional information about the Vanguard® VIF Total Stock Market Index Portfolio is available in the Appendix (see “APPENDIX: Portfolios Available Under Your Contract”). Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59 1⁄2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

Benefits Available Under the Policy

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Pays beneficiary in the event of participant’s death before receipt of annuity payments.	Standard	0.75%* (of each purchase payment).	Withdrawals may significantly reduce the benefit.

*	Not applicable after age 65.

Buying the Policy

In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment. Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your purchase payments at any time. We reserve the right to reject any application or purchase payment.

Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. A one-time $15 certificate fee will be deducted from your first purchase payment. We will invest your net first purchase payment (after deducting Participant Transaction Expenses of 4% (or 1% if purchase payment is $2,000 or more) to cover sales, administrative and minimum death benefit charges, and $0.50 per purchase payment, plus, with respect to the first purchase payment, a one-time $15 certificate fee) within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after receipt. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Making Withdrawals: Accessing the Money in Your Policy

You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account.

A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•

an emergency exists as a result of which disposal by Vanguard® VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard® VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.

Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State Premium taxes may also be deducted.

Transaction Expenses
Sale Load Imposed on Purchases (as a percentage of purchase payments)	3.00	%*
Administrative Expense (as a percentage of purchase payments)	0.25%
Minimum Death Benefit Fee (as a percentage of purchase payments)	0.75	%**
Per Payment Administrative Charge	$0.50
One-time Contract Certificate Fee	$15.00

*	Waived for purchase payments of $2,000 or more.
**	Not applicable after age 65.

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses

	Current Fee	Maximum Fee
Base Contract Expenses (as a percentage of average account value)	0.96025%	0.96025%

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution (12b-1 fees, and other expenses)	0.13%	0.13%

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most maximum Annual Portfolio Company Expenses apply. Although your actual costs may be higher or lower, based on these assumptions, the example shows the costs you would pay. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 year	3 years	5 years	10 years
$5,082	$7,340	$9,776	$16,738

Appendix: Portfolio Companies Available Under the Policy

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-3. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Stock/ Index Fund.	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc.	0.13%	25.64%	17.79%	16.13%

This Summary Prospectus incorporates by reference AFPR1ME GROWTH® Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

ANN-167	EDGAR Contract No.: C000027244